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                                                                   EXHIBIT 23.13



                       CONSENT OF INDEPENDENT ACCOUNTANTS



     We consent to the inclusion in this registration statement on Form S-4 (File No. 333-25683) of our report dated February 12, 1996 on our audits of the consolidated financial statements of Q Broadcasting, Inc. We also consent to the references to our firm under the captions "Experts".



                                        Holtz Rubenstein & Co., LLP



Melville, New York


July 2, 1997